UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 19, 2004

                              Bluegreen Corporation
             (Exact name of registrant as specified in its Charter)

               Massachusetts                              0-19292
     (State of other jurisdiction or             (Commission File Number)
      incorporation or organization)

     4960 Conference Way North, Suite 100
              Boca Raton, Florida                           33431
   (Address of principal executive offices)               (Zip Code)

                                   03-0300793
                        (IRS Employer Identification No.)

                                 (561) 912-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

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Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial
          Obligation or an Obligation under an Off-Balance s Sheet Arrangement

      On November 19, 2004, Bluegreen Corporation ("Bluegreen") announced that it had notified the trustee of its 8 1/4% Convertible Subordinated Debentures due 2012 of Bluegreen's intention to call the debentures for redemption, in accordance with their terms, at a redemption price of 100% plus accrued and unpaid interest through the redemption date. The redemption date is December 30, 2004. The debentures are convertible at any time prior to December 16, 2004, into shares of Bluegreen's common stock at a price of $8.24 per share. Approximately $27.5 million of the debentures are currently outstanding. Debenture holders will receive notice of the call from U.S. Bank National Association, as Trustee of the securities.

      Statements in this report may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities and Litigation Reform Act of 1995. Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting Bluegreen and its operations, markets, products and services, as well as the risk that Bluegreen may elect to revoke its instructions to the trustee prior to the form notice of redemption being given to holders of debentures, and the risk that holders of the debentures may not convert debentures into shares of Bluegreen's Common Stock and that Bluegreen may therefore be required to fund the redemption with cash, and other factors detailed in Bluegreen's SEC filings.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BLUEGREEN CORPORATION


                                         /S/ JOHN F. CHISTE
                                         ---------------------------------------
                                         John F. Chiste
                                         Senior Vice President, Treasurer and
                                         Chief Financial Officer

Dated: November 22, 2004